UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – November 15, 2005
Correctional Properties Trust

(Exact name of Registrant as specified in its declaration of trust)

Maryland	1-14031	65-0823232

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
3300 PGA Blvd., Suite 750, Palm Beach Gardens, Florida 33410

(Address and zip code of principal executive offices)
(561) 630-6336

(Registrant’s telephone number, including area code)
Not Applicable

(Former name, former address and former fiscal year if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Correctional Properties Trust held a conference call on November 15, 2005 to discuss its results of operations for the three and nine months ended September 30, 2005. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Correctional Properties Trust, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description
99.1	Transcript of November 15, 2005 conference call discussing the financial results of Correctional Properties Trust for the three and nine months ended September 30, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORRECTIONAL PROPERTIES TRUST
November 21, 2005	By:	/s/ David J. Obernesser
David J. Obernesser
Senior Vice President and Chief Financial Officer

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